                                                                    EXHIBIT 10.4


                  AMENDMENT NO. 1  TO THE AGREEMENT TO BUILD TO SUIT



                  Amendment No. 1 (this "Amendment"), dated as of January 31, 2001, to the Agreement to Build to Suit (the "Agreement"), dated as of December 14, 2000, by and among SBC Wireless, LLC ("SBCW"), for itself and as Agent for the SBCW Parties (as defined in Section 1.01 of the Agreement) designated on the signature page thereto), SpectraSite Holdings, Inc. ("TowerCo Parent") and SpectraSite Communications, Inc. ("Vendor"). Unless otherwise defined herein, capitalized terms shall have such meanings as ascribed to them in the Agreement.

                  WHEREAS, SBCW, Vendor and TowerCo Parent desire to amend the Agreement as more particularly set forth herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

                  1.       Amendment to Section 1.01.
                           -------------------------

                  The definition of "Existing POPs" is hereby deleted in its entirety and replaced by the following:

                  "`Existing POPs' means the sum of the POPs shown in Schedules 3.12(a) and 3.12(b) to this Agreement," as such Schedules may hereafter be amended in accordance with the provisions hereof."

                  2.       Amendment to Section 3.12.
                           -------------------------

                  Section 3.12 is hereby amended as follows:

                           2.1      The  following  parenthetical  is   hereby
inserted after the word "POPs" the first and third times it appears in Section 3.12(c): "(determined by reference to Schedules 3.12(a) and 3.12(b) to this Agreement, as such Schedules may hereafter be amended in accordance with the provisions hereof)."

                           2.2      The following clause (h) is added at the end
of Section 3.12:

                  "(h) Notwithstanding anything to the contrary contained herein, promptly after POPs for the year 2000 have been published by the authorities described at the end of Schedule 3.12(b), Schedules 3.12(a) and 3.12(b) shall be amended to replace the POPs reflected thereon with the POPs for the year 2000 as so published, and from and after such amendment, each reference to POPs included in this Agreement, shall refer to the POPs which appear on Schedules 3.12(a) and 3.12(b), as so amended."

                  3.       Amendment to Schedule 3.12(a).
                           -----------------------------

                  Schedule 3.12(a) is hereby deleted in its entirety and replaced by Schedule 1 attached hereto and made a part hereof.

                  4.       Amendment to Schedule 3.12(b).
                           -----------------------------

                  Schedule 3.12(b) is hereby deleted in its entirety and replaced by Schedule 2 attached hereto and made a part hereof.

                  5.       Counterparts.
                           ------------

                  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Amendment (or its signature page thereof) shall be deemed to be an executed original thereof.

                  6.       Ratification of Agreement.
                           -------------------------
                  This Amendment shall not constitute an amendment or modification of any other provision of the Agreement not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Agreement are and shall remain in full force and effect.

                  7.       Governing Law.
                           -------------

                  This Amendment shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws or rules.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                  IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the day and year first above written.

               SBCW:
               SBC WIRELESS, LLC,
               as attorney-in-fact for the SBCW Parties listed on Exhibit A pursuant to Section 16.17 of the Agreement


               By:/s/Kathy Rehmer
                  ------------------------------------------
                        Kathy Rehmer, as attorney-in-fact


               VENDOR:
               SPECTRASITE COMMUNICATIONS, INC.


               By:/s/ Glen Spivak
                  ------------------------------------------
                           Glen Spivak
                           Vice President


               TOWERCO PARENT:
               SPECTRASITE HOLDINGS, INC.


               By:/s/ Richard Byrne
                  ------------------------------------------
                            Richard Byrne
                            Executive Vice President

                                SBCW PARTIES:

                                ABILENE SMSA LIMITED PARTNERSHIP

                                       By:  SOUTHWESTERN BELL WIRELESS
                                            LLC, General Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                                  By:/s/Kathy Rehmer
                                                     ---------------------------
                                                      Kathy Rehmer
                                                      as Attorney-in-Fact by
                                                      Power-of-Attorney

                              AMARILLO SMSA LIMITED PARTNERSHIP

                                      By:  SOUTHWESTERN BELL WIRELESS
                                           LLC, General Partner

                                           By:   SBC WIRELESS, LLC, its manager



                                                 By:/s/Kathy Rehmer
                                                    ----------------------------
                                                     Kathy Rehmer
                                                     as Attorney-in-Fact by
                                                     Power-of-Attorney

                              AMCELL OF ATLANTIC CITY, LLC

                                        By:  AMERICAN CELLULAR NETWORK
                                             LLC, its manager

                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 AMERICAN CELLULAR NETWORK
                                 COMPANY, LLC

                                             By:  SBC WIRELESS, LLC, its manager


                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 AMERITECH MOBILE COMMUNICATIONS,
                                 LLC


                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 AMERITECH WIRELESS COMMUNICATIONS,
                                 LLC


                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 AURORA/ELGIN CELLULAR TELEPHONE,
                                 LLC

                                        By:  AMERICAN CELLULAR NETWORK
                                             LLC, its manager

                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 CELL SOUTH OF NEW JERSEY LLC


                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 CHAMPAIGN CELLTELCO

                                        By:  SOUTHWESTERN BELL MOBILE
                                             SYSTEMS   LLC, General Partner

                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 CINCINNATI SMSA LIMITED PARTNERSHIP

                                        By:  AMERITECH MOBILE
                                             COMMUNICATIONS LLC, General
                                                     Partner

                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 CORPUS CHRISTI SMSA LIMITED
                                 PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                                   LLC, its General Partner

                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 C-SW CELLULAR PARTNERSHIP


                               By:    SOUTHWESTERN BELL MOBILE
                                      SYSTEMS, LLC, its General Partner

                               By:    SBC WIRELESS, LLC, its manager



                                      By:/s/Kathy Rehmer
                                         ---------------------------------------
                                                Kathy Rehmer
                                                as Attorney-in-Fact by
                                                Power-of-Attorney


                               By:    AMERICAN CELLULAR NETWORK LLC,
                                      its General Partner

                               By:    SBC WIRELESS, LLC, its manager



                                      By:/s/Kathy Rehmer
                                         ---------------------------------------
                                                Kathy Rehmer
                                                as Attorney-in-Fact by
                                                Power-of-Attorney

                                 DALLAS SMSA LIMITED PARTNERSHIP

                                        By:  SOUTHWESTERN BELL WIRELESS
                                             LLC, General Partner

                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 DECATUR CELLULAR TELEPHONE COMPANY LLC

                                        By:    SBC WIRELESS, LLC, its manager



                                               By:/s/Kathy Rehmer
                                                  ------------------------------
                                                     Kathy Rehmer
                                                     as Attorney-in-Fact by
                                                     Power-of-Attorney

                                         DELAWARE VALLEY PCS COMMUNICATIONS, LLC

                                                 By:  AMERICAN CELLULAR NETWORK
                                                      LLC, its manager

                                                      By:   SBC WIRELESS, LLC,
                                                            its manager



                                                        By:/s/Kathy Rehmer
                                                          ----------------------
                                                            Kathy Rehmer
                                                            as Attorney-in-Fact
                                                            by Power-of-Attorney

                                          DETROIT SMSA LIMITED PARTNERSHIP

                                                 By: AMERITECH MOBILE
                                                     COMMUNICATIONS LLC, General
                                                              Partner

                                                      By:   SBC WIRELESS, LLC,
                                                            its manager



                                                         By:/s/Kathy Rehmer
                                                            --------------------
                                                            Kathy Rehmer
                                                            as Attorney-in-Fact
                                                            by Power-of-Attorney

                                   EASTERN MISSOURI CELLULAR LIMITED PARTNERSHIP

                                                 By:  SOUTHWESTERN BELL WIRELESS
                                                      LLC, General Partner

                                                      By:   SBC WIRELESS, LLC,
                                                            its manager



                                                        By:/s/Kathy Rehmer
                                                           ---------------------
                                                            Kathy Rehmer
                                                            as Attorney-in-Fact
                                                            by Power-of-Attorney

                                   GARY CELLULAR TELEPHONE COMPANY

                                          By:  SOUTHWESTERN BELL MOBILE
                                               SYSTEMS   LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                        ------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   HOUMA THIBADOUX CELLULAR PARTNERSHIP

                                          By:  SBC WIRELESS, LLC, its General
                                                       Partner



                                          By:/s/Kathy Rehmer
                                             -----------------------------------
                                               Kathy Rehmer
                                               as Attorney-in-Fact by Power-of-
                                               Attorney

                                   JOLIET CELLULAR TELEPHONE, LLC

                                          By:  AMERICAN CELLULAR NETWORK
                                               LLC, its manager

                                             By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   KANSAS CITY SMSA LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   LUBBOCK SMSA LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   MADISON SMSA LIMITED PARTNERSHIP

                                          By:  AMERICAN MOBILE
                                               COMMUNICATIONS LLC, General
                                                       Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                               MCALLEN-EDINBURG-MISSION SMSA LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   MIDLAND-ODESSA SMSA LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   MILWAUKEE SMSA LIMITED PARTNERSHIP

                                          By:  AMERITECH MOBILE
                                               COMMUNICATIONS LLC, General
                                                       Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   MISSOURI RSA 8 LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   MISSOURI RSA 9B1 LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   MISSOURI RSA 11/12 LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                 NEHOLDINGS, LLC

                                   By:    SBC WIRELESS, LLC, its manager



                                        By:/s/Kathy Rehmer
                                           ------------------------------------
                                           Kathy Rehmer
                                           as Attorney-in-Fact by Power-of-
                                           Attorney

                                   OKLAHOMA CITY SMSA LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   OKLAHOMA RSA 3 LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                      Kathy Rehmer
                                                      as Attorney-in-Fact by
                                                      Power-of-Attorney

                                   OKLAHOMA RSA 9 LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   PACIFIC TELESIS MOBILE SERVICES, LLC

                                          By:  SBC WIRELESS, LLC, its manager



                                               By:/s/Kathy Rehmer
                                                  ------------------------------
                                                     Kathy Rehmer
                                                     as Attorney-in-Fact by
                                                     Power-of-Attorney

                                   ST. JOSEPH SMSA LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                               By:/s/Kathy Rehmer
                                                  ------------------------------
                                                     Kathy Rehmer
                                                     as Attorney-in-Fact by
                                                     Power-of-Attorney

                                 SAN ANTONIO SMSA LIMITED PARTNERSHIP

                                        By:    SOUTHWESTERN BELL WIRELESS LLC,
                                               its General Partner

                                        By:    SBC WIRELESS, LLC, its manager



                                               By:/s/Kathy Rehmer
                                                  ------------------------------
                                                     Kathy Rehmer
                                                     as Attorney-in-Fact by
                                                     Power-of-Attorney

                                SBMS CELLULAR TELECOMMUNICATIONS BLOOMINGTON LLC

                                        By:    SBC WIRELESS, LLC, its manager



                                               By:/s/Kathy Rehmer
                                                  ------------------------------
                                                     Kathy Rehmer
                                                     as Attorney-in-Fact by
                                                     Power-of-Attorney

                                SBMS CELLULAR TELECOMMUNICATIONS SPRINGFIELD LLC

                                        By:    SBC WIRELESS, LLC, its manager



                                         By:/s/Kathy Rehmer
                                            ------------------------------------
                                               Kathy Rehmer
                                               as Attorney-in-Fact by
                                               Power-of-Attorney

                                    SNET CELLULAR LLC

                                           By:    SBC WIRELESS, LLC, its manager



                                              By:/s/Kathy Rehmer
                                                 -------------------------------
                                                 Kathy Rehmer
                                                 as Attorney-in-Fact by
                                                 Power-of-Attorney

                                            SOUTHWESTERN BELL MOBILE SYSTEMS LLC

                                           By:    SBC WIRELESS, LLC, its manager



                                            By:/s/Kathy Rehmer
                                               ---------------------------------
                                               Kathy Rehmer
                                               as Attorney-in-Fact by
                                               Power-of-Attorney

                                            SOUTHWESTERN BELL WIRELESS, LLC

                                           By:    SBC WIRELESS, LLC, its manager



                                            By:/s/Kathy Rehmer
                                               ---------------------------------
                                                  Kathy Rehmer
                                                  as Attorney-in-Fact by
                                                  Power-of-Attorney

                                   SPRINGWICH CELLULAR LIMITED PARTNERSHIP

                                            By:  SNET CELLULAR LLC, General
                                                 Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                            By:/s/Kathy Rehmer
                                               ---------------------------------
                                                 Kathy Rehmer
                                                 as Attorney-in-Fact by
                                                 Power-of-Attorney

                                            TEXAS RSA 6 LIMITED PARTNERSHIP

                                            By:  SOUTHWESTERN BELL WIRELESS
                                                 LLC, General Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                            By:/s/Kathy Rehmer
                                               ---------------------------------
                                                  Kathy Rehmer
                                                  as Attorney-in-Fact by
                                                  Power-of-Attorney

                                     TEXAS RSA 7B 1 LIMITED PARTNERSHIP

                                         By:  SOUTHWESTERN BELL WIRELESS
                                              LLC, General Partner

                                         By:   SBC WIRELESS, LLC, its manager



                                         By:/s/Kathy Rehmer
                                            ------------------------------------
                                                Kathy Rehmer
                                                as Attorney-in-Fact by
                                                Power-of-Attorney

                                      TEXAS RSA 9B 1 LIMITED PARTNERSHIP

                                      By:  SOUTHWESTERN BELL WIRELESS
                                           LLC, General Partner

                                      By:   SBC WIRELESS, LLC, its manager



                                      By:/s/Kathy Rehmer
                                         --------------------------------------
                                            Kathy Rehmer
                                            as Attorney-in-Fact by
                                            Power-of-Attorney

                                    TEXAS RSA 9B4 LIMITED PARTNERSHIP

                                      By:  SOUTHWESTERN BELL WIRELESS
                                           LLC, General Partner

                                      By:   SBC WIRELESS, LLC, its manager



                                      By:/s/Kathy Rehmer
                                         ---------------------------------------
                                            Kathy Rehmer
                                            as Attorney-in-Fact by
                                            Power-of-Attorney

                                                                            S-48
                                     TEXAS RSA 10B1 LIMITED PARTNERSHIP

                                        By:  SOUTHWESTERN BELL WIRELESS
                                             LLC, General Partner

                                        By:   SBC WIRELESS, LLC, its manager



                                        By:/s/Kathy Rehmer
                                           ------------------------------------
                                              Kathy Rehmer
                                              as Attorney-in-Fact by
                                              Power-of-Attorney

                                   TEXAS RSA 18 LIMITED PARTNERSHIP

                                      By:  SOUTHWESTERN BELL WIRELESS
                                           LLC, General Partner

                                      By:   SBC WIRELESS, LLC, its manager



                                      By:/s/Kathy Rehmer
                                         ---------------------------------------
                                            Kathy Rehmer
                                            as Attorney-in-Fact by
                                            Power-of-Attorney

                                     TEXAS RSA 19 LIMITED PARTNERSHIP

                                     By:  SOUTHWESTERN BELL WIRELESS
                                          LLC, General Partner

                                     By:   SBC WIRELESS, LLC, its manager



                                     By:/s/Kathy Rehmer
                                        ----------------------------------------
                                           Kathy Rehmer
                                           as Attorney-in-Fact by
                                           Power-of-Attorney

                                  TEXAS RSA 20B1 LIMITED PARTNERSHIP

                                   By:  SOUTHWESTERN BELL WIRELESS
                                        LLC, General Partner

                                   By:   SBC WIRELESS, LLC, its manager



                                   By:/s/Kathy Rehmer
                                      ------------------------------------------
                                         Kathy Rehmer
                                         as Attorney-in-Fact by
                                         Power-of-Attorney

                              OPEKA SMSA LIMITED PARTNERSHIP

                                    By:  SOUTHWESTERN BELL WIRELESS
                                         LLC, General Partner

                                         By:   SBC WIRELESS, LLC, its manager



                                               By:/s/Kathy Rehmer
                                                  ------------------------------
                                                   Kathy Rehmer
                                                   as Attorney-in-Fact by
                                                   Power-of-Attorney

                         VINELAND CELLULAR TELEPHONE
                         COMPANY LLC

                                By:    SBC WIRELESS, LLC, its manager



                                       By:/s/Kathy Rehmer
                                          -------------------------------------
                                             Kathy Rehmer
                                             as Attorney-in-Fact by
                                             Power-of-Attorney

                           WASHINGTON/BALTIMORE CELLULAR LIMITED PARTNERSHIP

                                  By:  WASHINGTON/BALTIMORE
                                       CELLULAR HOLDCO LLC, General
                                               Partner

                                       By:   SBC WIRELESS, LLC, its manager



                                             By:/s/Kathy Rehmer
                                                --------------------------------
                                                   Kathy Rehmer
                                                   as Attorney-in-Fact by
                                                   Power-of-Attorney

                                WICHITA SMSA LIMITED PARTNERSHIP

                                       By:  SOUTHWESTERN BELL WIRELESS
                                            LLC, General Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                                  By:/s/Kathy Rehmer
                                                     ---------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                WORCESTER TELEPHONE COMPANY

                                       By:  SOUTHWESTERN BELL MOBILE
                                            SYSTEMS LLC, General Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                                  By:/s/Kathy Rehmer
                                                     ---------------------------
                                                        Kathy Rehmer
                                                        as Attorney-in-Fact by
                                                        Power-of-Attorney

                                               CCPR OF THE VIRGIN ISLANDS, INC.



                                                By:/s/Paul R. Driscoll
                                                   -----------------------------
                                                      Paul R. Driscoll
                                                      Vice President

                                               CCPR SERVICES, INC.



                                               By:/s/Paul R. Driscoll
                                                  ------------------------------
                                                     Paul R. Driscoll
                                                     Vice President

                                               PINE BLUFF CELLULAR, INC.



                                               By:/s/Paul R. Driscoll
                                                  ------------------------------
                                                     Paul R. Driscoll
                                                     Vice President

                                      PINNACLE CELLULAR LIMITED PARTNERSHIP


                                        By:      OZARK CELLULAR
                                                 CORPORATION, as general partner



                                        By:/s/Paul R. Driscoll
                                           ------------------------------------
                                              Paul R. Driscoll
                                              Vice President

                                               RADIOFONE HOLDINGS, INC.



                                               By:/s/Paul R. Driscoll
                                                  ------------------------------
                                                    Paul R. Driscoll
                                                    Vice President

                                        SAN JUAN CELLULAR TELEPHONE COMPANY

                                        By:    CCPR, INC., General Partner


                                               By:/s/Paul R. Driscoll
                                                  ------------------------------
                                                     Paul R. Driscoll
                                                     Vice President

                                               USVI CELLULAR TELEPHONE
                                               CORPORATION



                                               By:/s/Paul R. Driscoll
                                                  ------------------------------
                                                    Paul R. Driscoll
                                                    Vice President